SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 13, 2000


                    VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of August 1, 2000, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-C).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee               333-75405                  62-0997810
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                        37804
---------------------                                       ---------
(Address of Principal                                       (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (423) 380-3000



Former Address:





Item 5.  Other Events

Filing of Computational Materials.
---------------------------------

         In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-C, Credit Suisse First Boston Corporation and Prudential Securities Incorporated, as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Credit Suisse First Boston Corporation and Prudential Securities Incorporated are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)      Exhibits:

99.1 Computational Materials - Credit Suisse First Boston Corporation and Prudential Securities Incorporated

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By   /s/ DAVID JORDAN
   ------------------------
    Name: David Jordan
    Title: Secretary


CLAYTON HOMES, INC.



By  /s/ AMBER KRUPACS
  ------------------------
    Name: Amber Krupacs
    Title: Vice President

Dated: August 13, 2000

                                 Exhibit Index

Exhibit

99.1 Computational Materials - Credit Suisse First Boston Corporation and Prudential Securities Incorporated








[FN]
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.


SUBJECT TO REVISION
SERIES TERM SHEET DATED August 13, 2000

                                 $264,521,059


                     Vanderbilt Mortgage and Finance, Inc.
                              Seller and Servicer
[GRAPHIC OMITTED]
                         Manufactured Housing Contract
         Senior/Subordinated Pass-Through Certificates, Series 2000-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-C. The Series Term Sheet has been prepared by Vanderbilt Mortgage and Finance, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Prudential Securities Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Credit Suisse First Boston                        Prudential Securities

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-C $264,521,059 (approximate)
-------------------------------------------------------------------------------


PRELIMINARY INFORMATION ONLY

 Offered Certificates

                     Class A    Class A-1   Class A-2   Class A-3    Class A-4    Class A-5    Class M1   Class B-1    Class B-2
                       ARM
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Amount:             $30,877,649 $55,000,000 $50,000,000  $34,000,000 $44,398,000  $11,889,000 $10,581,000 $10,581,000  $17,194,410
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Type:               Adjustable   Adjustable    Fixed        Fixed       Fixed        Fixed       Fixed       Fixed        Fixed
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Coupon:               [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Approx. Price         [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Yield (%):            [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Spread (bps):           TBD         TBD         TBD          TBD         TBD          TBD         TBD         TBD          TBD
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Avg Life
(To Call):             5.28         1.03        3.03        5.15         9.62        13.11        9.28        6.29        11.12
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Avg Life
(To Mat):              5.58         1.03        3.03        5.15         9.66        16.13        9.79        6.29        13.83
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
1st Prin Pymt
(To Call):             9/00         9/00        9/02        10/04        4/07        10/13        9/05        9/05        6/08
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Last Prin Pymt
(To Call):             10/13        9/02       10/04        4/07        10/13        10/13       10/13        6/08        10/13
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Last Prin Pymt
(To Mat):              8/23         9/02       10/04        4/07         9/14        6/19         6/19        6/08        11/29
Stated Mat:            9/30         7/08        4/13        7/17         2/26        9/30         9/30       10/17        9/30
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Expected
Settlement:           8/29/00     8/29/00     8/29/00      8/29/00     8/29/00      8/29/00     8/29/00     8/29/00      8/29/00
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Payment Delay:        0 days       0 days      6 days      6 days       6 days      6 days       6 days      6 days      6 days
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Interest Payment
Basis:                ACT/360     ACT/360      30/360      30/360       30/360      30/360       30/360      30/360      30/360
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Dated Date:           8/29/00     8/29/00      8/1/00      8/1/00       8/1/00      8/1/00       8/1/00      8/1/00      8/1/00
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Ratings
(Moody's/Fitch):      Aaa/AAA     Aaa/AAA     Aaa/AAA      Aaa/AAA     Aaa/AAA      Aa3/AA-       A2/A      Baa2/BBB    Baa2/BBB
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Pricing Date:           TBD         TBD         TBD          TBD         TBD          TBD         TBD         TBD          TBD
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------
Prepayment Speed:
                     250% MHP     200% MHP    200% MHP    200% MHP     200% MHP    200% MHP     200% MHP    200% MHP    200% MHP
------------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------

Title of Securities:       Vanderbilt Mortgage and Finance, Inc.
                           Manufactured Housing Contract, Senior/Subordinate
                           Pass-Through Certificates, Series 2000-C

                           Class A ARM and Class A-1 adjustable rate certificates, and Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class B-1, and Class B-2 fixed rate certificates.

Seller:                    Vanderbilt Mortgage and Finance, Inc.

Servicer:                  Vanderbilt Mortgage and Finance, Inc.

Underwriters:              Credit Suisse First Boston Corporation (lead)
                           Prudential Securities Incorporated (co)

Trustee:                   The Chase Manhattan Bank

Credit Enhancement:        1) Excess interest
                           2) Subordination
                           3) Limited Guarantee of Clayton Homes, Inc. (Class
                              B-2 only)

Excess Interest:           Excess interest cashflows will be available as credit
                           enhancement.


Subordination:
                           ------------------------ ---------------------- ----------------------
                                                           Rating
                           Class                       (Moody's/Fitch)         Subordination
                           ------------------------ ---------------------- ----------------------
                           Class A ARM, Class A-1          Aaa/AAA                  19.00%
                           - A-4
                           ------------------------ ---------------------- ----------------------
                           Class A-5                       Aa3/AA-                  14.50%
                           ------------------------ ---------------------- ----------------------
                           Class M-1                        A2/A                    10.50%
                           ------------------------ ---------------------- ----------------------
                           Class B-1                      Baa2/BBB                   6.50%
                           ------------------------ ---------------------- ----------------------
                           Class B-2                      Baa2/BBB                     N/A
                           ------------------------ ---------------------- ----------------------


Class Sizes:
                           ------------------------ ---------------------- ----------------------
                                                           Rating
                           Class                       (Moody's/Fitch)          Class Size
                           ------------------------ ---------------------- ----------------------
                           Class A ARM, Class A-1          Aaa/AAA                  81.00%
                           - A-4
                           ------------------------ ---------------------- ----------------------
                           Class A-5                       Aa3/AA-                   4.50%
                           ------------------------ ---------------------- ----------------------
                           Class M-1                        A2/A                     4.00%
                           ------------------------ ---------------------- ----------------------
                           Class B-1                      Baa2/BBB                   4.00%
                           ------------------------ ---------------------- ----------------------
                           Class B-2                      Baa2/BBB                   6.50%
                           ------------------------ ---------------------- ----------------------

OFFERED CERTIFICATES

Total Size:                $ 264,521,059 (approximate)

Class A ARM
Remittance Rate:           The Class A ARM Remittance Rate will equal the
                           lesser of:
                           i)       One Month LIBOR plus [TBD%] and
                           ii)      the Net Funds Cap as described herein.

Coupon Step up:            If the 10% Clean-Up Call is not exercised, the
                           remittance rate on the Class A ARM Certificates shall increase to one month LIBOR plus [2X] the margin.

Net Funds Cap:             The a) weighted average Contract rate on the
                           adjustable rate assets less b) if the Company is no longer the Servicer, [1.25%].

Net Funds Cap
Carryover:                 If on any Remittance Date the Class A ARM interest
                           distribution amount is less than it would have been if it had been calculated at the Formula Rate
                           (i.e., one-month LIBOR plus [TBD%],which is subject to a maximum equal to the Weighted Average Life Cap of the collateral), because of the application of the Net Funds Cap, the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Formula Rate will be carried forward to the next
                           Remittance Date until paid.

Class A-1
Remittance Rate:           The Class A-1 Remittance Rate will equal the lesser
                           of:
                           i)   One Month LIBOR plus [TBD%] and
                           ii) The weighted average Contract rate of the fixed
                               rate assets less the 1.25% servicing fee (if
                               Vanderbilt is no longer the servicer).

Maximum Rate:              Remittance rates on the Class A-1, A-2, A-3, A-4,
                           A-5, M-1, B-1 and B-2 Certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of 1.25%.

Servicing Fee:             For as long as Vanderbilt is the servicer, the
                           servicing fee of 1.25% per annum is subordinate to the Offered Certificates on a monthly basis.

Cashflow Priority:  PRICING BASE CASE CLASS M-1 AND CLASS B DISTRIBUTION
                    TEST IS MET
                    1) Current interest and any previously unreimbursed interest to Classes A ARM, A-1, A-2, A-3, and A-4;
                    2) Concurrently, to the Class A ARM Certificates, the Class A ARM Formula Principal Distribution Amount (principal attributed to the adjustable rate assets), and the Class A percentage of the Fixed Formula Principal Distribution Amount (principal attributed to the fixed rate assets) sequentially to Classes A-1, A-2, A-3 and A-4 until such class is reduced to zero;
                    3) Current interest and any previously unreimbursed interest to Class A-5 Certificates;
                    4) Remaining Class A percentage of the Fixed Formula Principal Distribution Amount to Class A-5 until such class is reduced to zero;
                    5) Current interest and any previously unreimbursed interest to Class M-1 Certificates;
                    6) Mezzanine percentage of remaining formula principal payments attributed to the fixed assets to Class M-1 until such class is reduced to zero;
                    7) Current interest and any previously unreimbursed interest to Class B-1 Certificates;
                    8) Class B percentage of remaining formula principal payments attributed to the fixed assets to Class B-1 until such class is reduced to zero;
                    9) Current interest and any previously unreimbursed interest to Class B-2 Certificates;
                    10) Remaining formula principal payments attributed to the fixed assets to Class B-2 until such class is reduced to zero;
                    11) The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
                    12) Excess cashflow up to the Net Funds Cap Carryover Amount to the Class A ARM Certificates until such class is reduced to zero;
                    13) As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                    14)  Any remainder to the Class R Certificates.


                            Class A ARM (AAA/Aaa)
---------------------------------------------------------------------------
Class A-1      Class A-2      Class A-3      Class A-4      Class A-5
(AAA/Aaa)      (AAA/Aaa)      (AAA/Aaa)      (AAA/Aaa)      (AA-/Aa3)

---------------------------------------------------------------------------
                                             Class M-1 (A/A2)
                              ---------------------------------------------
     5-Year Lockout
                              Class B-1 (BBB/Baa2)     Class B-2 (BBB/Baa2)

Cashflow Priority:  CLASS M-1 AND CLASS B DISTRIBUTION TEST IS NOT MET:

                    1) Current interest and any previously unreimbursed interest to Classes A ARM, A-1, A-2, A-3, and A-4;
                    2) Concurrently, to the Class A ARM Certificates, the Class A ARM Formula Principal Distribution Amount (principal attributed to the adjustable rate assets) and the Fixed Formula Principal Distribution Amount (principal attributed to the fixed rate assets) sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;
                    3) Current interest and any previously unreimbursed interest to Class A-5 Certificates;
                    4) 100% of remaining formula principal payments less the Class A ARM Formula Principal Distribution Amount, if any, to Class A-5 until such Class is reduced to zero;
                    5) Current interest and any previously unreimbursed interest to Class M-1 Certificates;
                    6) 100% of remaining formula principal payments less the Class A ARM Formula Principal Distribution Amount, if any, to Class M-1 until such Class is reduced to zero;
                    7) Current interest and any previously unreimbursed interest to Class B-1 Certificates;
                    8) 100% of remaining formula principal payments less the Class A ARM Formula Principal Distribution Amount, if any, to Class B-1 until such Class is reduced to zero;
                    9) Current interest and any previously unreimbursed interest to Class B-2 Certificates;
                    10) 100% of remaining formula principal payments less the Class A ARM Formula Principal Distribution Amount, if any, to Class B-2 until such Class is reduced to zero;
                    11) The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
                    12) Excess cashflow up to the Net Funds Cap Carryover Amount to the Class A ARM Certificates until such class is reduced to zero;
                    13) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                    14)  Any remainder to the Class R Certificates.


                            Class A ARM (AAA/Aaa)
--------------------------------------------------------------------------------------------------------------------
Class A-1      Class A-2      Class A-3      Class A-4      Class A-5      Class M-1      Class B-1      Class B-2
(AAA/Aaa)      (AAA/Aaa)      (AAA/Aaa)      (AAA/Aaa)      (AA-/Aa3)        (A/A2)       (BBB/Baa2)     (BBB/Baa2)




    THE CLASS M-1 AND CLASS B DISTRIBUTION TEST IS MET IF:

                    1)   Remittance Date is on or after September 2005
                    2) Class M-1 Percentage plus Class B Percentage is at least 25.375% (which is 1.75 times the sum of the original Class M-1 Percentage and the original Class B Percentage).
                    3) Cumulative Realized Losses do not exceed [7]% for year 2005, [8]% for year 2006, and [9]% for year 2007 and beyond of the Original Principal Balance of the Contracts
                    4)   Current Realized Loss Ratio does not exceed [2.75]%
                    5)   Average 60 Day Delinquency Ratio does not exceed [5]%
                    6)   Average 30 Day Delinquency Ratio does not exceed [7]%
                    7) Class B-2 Principal Balance must not be less than [$5,290,421] (which represents approximately 2% of the Total Original Principal Balance).

Cleanup  Call:            The Servicer may call the Certificates at par plus
                          accrued interest after the remaining pool balance is less than 10% of the Cut-off Date pool principal balance.

Remittance Date:          The 7th day of each month or, if such day is not a
                          business day, the next succeeding business day, beginning in September 2000.

Interest Accrual:         Interest will accrue from the 1st day of the
                          preceding month until the 30th day of the preceding month for the Class A-2, A-3, A-4, A-5, M-1, B-1 and
                          B-2 certificates. For the Class A ARM and A-1 certificates, interest will accrue from the 7th day of the preceding month until the 6th day of the current month. For the first Remittance Date, interest will accrue from the closing date to the first Remittance Date for the Class A ARM and A-1 certificates. For the Class A ARM and A-1 certificates, interest is calculated using an actual/360 day count. For the remainder of the classes, interest is calculated using a 30/360 day count.

ERISA Considerations:     The Class A ARM, A-1, A-2, A-3, and A-4 Certificates
                          will be ERISA eligible. The Class A-5, Class M-1,
                          B-1 and B-2 Certificates are not ERISA eligible.
                          However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:     The Class A ARM Certificates will constitute
                          "mortgage related securities" under the Secondary
                          Mortgage Market Enhancement Act of 1984 "SMMEA".

Prospectus:               The Certificates are being offered pursuant to a
                          Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:      Call the ABS trading desk at (212)325-2747, John
                          Herbert at (212)325-2412, Susan Menkhaus at
                          (212)325-3475, Jack MacDowell (212)325-1251, or
                          Phil Li at (212)325-5945 with questions.


------------------------------------- -------------------- -------------------
Type of Collateral:                          FIXED ASSETS          ARM ASSETS
------------------------------------- -------------------- -------------------
Amount:                                   $233,643,403.83      $30,877,654.71
------------------------------------- -------------------- -------------------
Average Unpaid Prin. Balance:                  $38,973.04          $47,577.28
------------------------------------- -------------------- -------------------
Maximum Original Balance:                     $256,500.00         $141,750.00
------------------------------------- -------------------- -------------------
WAC:                                              11.223%              9.611%
------------------------------------- -------------------- -------------------
Coupon Range:                           7.990% -  18.250%   7.990% -  15.490%
------------------------------------- -------------------- -------------------
WAM:                                                  244                 265
------------------------------------- -------------------- -------------------
Weighted Average Original Term:                       248                 268
------------------------------------- -------------------- -------------------
WA LTV:                                           84.774%             85.300%
------------------------------------- -------------------- -------------------
New:                                               74.13%              98.52%
------------------------------------- -------------------- -------------------
Used:                                              25.87%               1.48%
------------------------------------- -------------------- -------------------
Multi:                                             48.83%              66.93%
------------------------------------- -------------------- -------------------
Site Built:                                        12.01%               0.00%
------------------------------------- -------------------- -------------------

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)
-------------------------------------------------------------------------------

Projected Net Funds Cap for Class A ARM Certificates:

 (GROSS COUPON - using 30/360 Day Count)

* Assuming VMF is the servicer


        Bond       Bond
      Period        Date    Coupon Paid

            1    09/07/00       9.611
            2    10/07/00       9.611
            3    11/07/00       9.611
            4    12/07/00       9.611
            5    01/07/01       9.611
            6    02/07/01       9.611
            7    03/07/01       9.611
            8    04/07/01       9.612
            9    05/07/01       9.612
           10    06/07/01       9.803
           11    07/07/01      10.281
           12    08/07/01      10.746
           13    09/07/01      11.097
           14    10/07/01      11.097
           15    11/07/01      11.097
           16    12/07/01      11.097
           17    01/07/02      11.097
           18    02/07/02      11.097
           19    03/07/02      11.097
           20    04/07/02      11.097
           21    05/07/02      11.097
           22    06/07/02      11.177
           23    07/07/02      11.608
           24    08/07/02      12.024
           25    09/07/02      12.319
           26    10/07/02      12.319
           27    11/07/02      12.319
           28    12/07/02      12.319
           29    01/07/03      12.319
           30    02/07/03      12.319
           31    03/07/03      12.319
           32    04/07/03      12.319
           33    05/07/03      12.319
           34    06/07/03      12.319
           35    07/07/03      12.319
           36    08/07/03      12.319
           37    09/07/03      12.319
           38    10/07/03      12.319
           39    11/07/03      12.319
           40    12/07/03      12.319
           41    01/07/04      12.319
           42    02/07/04      12.319
           43    03/07/04      12.319
           44    04/07/04      12.319
           45    05/07/04      12.319

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)

-------------------------------------------------------------------------------


DATED DATE: 08/29/00
CURRENT COUPON: TBD                             VMF 00-C
FIRST PAYMENT: 09/07/00
ORIGINAL BALANCE: $30,877,649.00    BOND A ARM DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200; 5 year CMT 6.0900 PRICING SPEED
      FIXED              150         175         200         225           250
        ARM              175         225         250         275           300


      99-24             38.0        38.7        39.1        39.5          39.9
     99-24+             37.7        38.4        38.7        39.1          39.5
      99-25             37.4        38.0        38.4        38.7          39.1
     99-25+             37.1        37.7        38.0        38.3          38.6

      99-26             36.8        37.3        37.6        37.9          38.2
     99-26+             36.4        36.9        37.2        37.5          37.8
      99-27             36.1        36.6        36.8        37.1          37.3
     99-27+             35.8        36.2        36.4        36.7          36.9

      99-28             35.5        35.9        36.1        36.3          36.5
     99-28+             35.2        35.5        35.7        35.8          36.0
      99-29             34.9        35.1        35.3        35.4          35.6
     99-29+             34.6        34.8        34.9        35.0          35.2

      99-30             34.3        34.4        34.5        34.6          34.7
     99-30+             33.9        34.1        34.1        34.2          34.3
      99-31             33.6        33.7        33.8        33.8          33.9
     99-31+             33.3        33.4        33.4        33.4          33.4

     100-00             33.0        33.0        33.0        33.0          33.0
    100-00+             32.7        32.6        32.6        32.6          32.6
     100-01             32.4        32.3        32.2        32.2          32.1
    100-01+             32.1        31.9        31.8        31.8          31.7

     100-02             31.8        31.6        31.5        31.4          31.3
    100-02+             31.4        31.2        31.1        31.0          30.8
     100-03             31.1        30.8        30.7        30.6          30.4

Avg Life                6.88        5.76        5.28        4.87          4.51
First Pay            Sept-00     Sept-00     Sept-00     Sept-00       Sept-00
Last Pay              Feb-16     Sept-14      Oct-13      Nov-12        Jan-12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)

-------------------------------------------------------------------------------


DATED DATE: 08/29/00
CURRENT COUPON: TBD                            VMF 00-C
FIRST PAYMENT: 09/07/00
ORIGINAL BALANCE: $55,000,000.00      BOND A-1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200
           PRICING SPEED
            FIXED           150        175        200        225        250
              ARM           175        225        250        275        300


       99-24               33.5       35.8       38.2       40.5       42.9
       99-24+              32.2       34.4       36.6       38.8       41.0
       99-25               30.9       33.0       35.0       37.1       39.1
       99-25+              29.6       31.5       33.4       35.3       37.2

       99-26               28.4       30.1       31.9       33.6       35.4
       99-26+              27.1       28.7       30.3       31.9       33.5
       99-27               25.8       27.3       28.7       30.2       31.6
       99-27+              24.5       25.8       27.1       28.5       29.8

       99-28               23.2       24.4       25.6       26.7       27.9
       99-28+              22.0       23.0       24.0       25.0       26.0
       99-29               20.7       21.5       22.4       23.3       24.2
       99-29+              19.4       20.1       20.9       21.6       22.3

       99-30               18.1       18.7       19.3       19.9       20.5
       99-30+              16.8       17.3       17.7       18.1       18.6
       99-31               15.6       15.8       16.1       16.4       16.7
       99-31+              14.3       14.4       14.6       14.7       14.9

       100-00              13.0       13.0       13.0       13.0       13.0
       100-00+             11.7       11.6       11.4       11.3       11.1
       100-01              10.4       10.2        9.9        9.6        9.3
       100-01+              9.2        8.7        8.3        7.9        7.4

       100-02               7.9        7.3        6.7        6.1        5.6
       100-02+              6.6        5.9        5.2        4.4        3.7
       100-03               5.3        4.5        3.6        2.7        1.8


Avg Life                   1.28       1.14       1.03       0.94       0.86
First Pay               Sept-00    Sept-00    Sept-00    Sept-00    Sept-00
Last Pay                 Mar-03     Dec-02    Sept-02     Jul-02     May-02

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)
-------------------------------------------------------------------------------

DATED DATE: 08/01/00
CURRENT COUPON: TBD                           VMF 00-C
FIRST PAYMENT: 09/02/00
ORIGINAL BALANCE: $50,000,000.00       BOND A-2 YIELD TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200
           PRICING SPEED
            FIXED          150        175        200        225         250
              ARM          175        225        250        275         300


            99-24        7.514      7.518      7.522      7.527       7.531
           99-24+        7.509      7.513      7.516      7.520       7.524
            99-25        7.504      7.507      7.510      7.514       7.517
           99-25+        7.499      7.502      7.504      7.507       7.510

            99-26        7.494      7.496      7.498      7.501       7.503
           99-26+        7.489      7.491      7.492      7.494       7.496
            99-27        7.484      7.485      7.486      7.488       7.489
           99-27+        7.479      7.480      7.481      7.481       7.482

            99-28        7.474      7.474      7.475      7.475       7.475
           99-28+        7.469      7.469      7.469      7.468       7.468
            99-29        7.465      7.464      7.463      7.462       7.461
           99-29+        7.460      7.458      7.457      7.455       7.454

            99-30        7.455      7.453      7.451      7.449       7.447
           99-30+        7.450      7.447      7.445      7.442       7.440
            99-31        7.445      7.442      7.439      7.436       7.433
           99-31+        7.440      7.436      7.433      7.429       7.426

           100-00        7.435      7.431      7.427      7.423       7.419
          100-00+        7.430      7.425      7.421      7.416       7.412
           100-01        7.425      7.420      7.415      7.410       7.405
          100-01+        7.420      7.415      7.409      7.403       7.398

           100-02        7.415      7.409      7.403      7.397       7.391
          100-02+        7.410      7.404      7.397      7.390       7.384
           100-03        7.405      7.398      7.391      7.384       7.377



Avg Life                  3.76       3.36       3.03       2.76        2.53
First Pay               Mar-03     Dec-02    Sept-02     Jul-02      May-02
Last Pay                Nov-05     Apr-05     Oct-04     Jun-04      Feb-04

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)
-------------------------------------------------------------------------------

DATED DATE: 08/01/00
CURRENT COUPON: TBD                            VMF 00-C
FIRST PAYMENT: 10/07/04
ORIGINAL BALANCE: $34,000,000.00      BOND A-3 YIELD TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200%
           PRICING SPEED
            FIXED           150        175        200        225        250
              ARM           175        225        250        275        300


            99-24         7.674      7.676      7.679      7.682      7.685
           99-24+         7.670      7.673      7.676      7.678      7.680
            99-25         7.667      7.669      7.672      7.674      7.676
           99-25+         7.664      7.666      7.668      7.670      7.671

            99-26         7.661      7.663      7.664      7.666      7.667
           99-26+         7.658      7.659      7.660      7.661      7.662
            99-27         7.655      7.656      7.657      7.657      7.658
           99-27+         7.652      7.652      7.653      7.653      7.653

            99-28         7.649      7.649      7.649      7.649      7.649
           99-28+         7.646      7.646      7.645      7.645      7.644
            99-29         7.643      7.642      7.641      7.641      7.640
           99-29+         7.640      7.639      7.638      7.636      7.635

            99-30         7.637      7.635      7.634      7.632      7.631
           99-30+         7.634      7.632      7.630      7.628      7.626
            99-31         7.631      7.628      7.626      7.624      7.622
           99-31+         7.627      7.625      7.622      7.620      7.617

           100-00         7.624      7.622      7.619      7.616      7.613
          100-00+         7.621      7.618      7.615      7.611      7.608
           100-01         7.618      7.615      7.611      7.607      7.604
          100-01+         7.615      7.611      7.607      7.603      7.599

           100-02         7.612      7.608      7.603      7.599      7.595
          100-02+         7.609      7.604      7.600      7.595      7.590
           100-03         7.606      7.601      7.596      7.591      7.586



Avg Life                   6.74       5.86       5.15       4.60       4.19
First Pay                Nov-05     Apr-05     Oct-04     Jun-04     Feb-04
Last Pay                 Feb-09     Feb-08     Apr-07     Jun-06    Sept-05

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)
-------------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                            VMF 00-C
FIRST PAYMENT: 04/07/07
ORIGINAL BALANCE: $44,398,000.00      BOND A-4 YIELD TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200
           PRICING SPEED
            FIXED           150        175        200        225        250
              ARM           175        225        250        275        300


            99-24         8.058      8.059      8.060      8.061      8.063
           99-24+         8.055      8.056      8.057      8.059      8.060
            99-25         8.053      8.054      8.055      8.056      8.057
           99-25+         8.051      8.052      8.053      8.053      8.054

            99-26         8.049      8.050      8.050      8.051      8.051
           99-26+         8.047      8.047      8.048      8.048      8.049
            99-27         8.045      8.045      8.045      8.046      8.046
           99-27+         8.043      8.043      8.043      8.043      8.043

            99-28         8.041      8.040      8.040      8.040      8.040
           99-28+         8.038      8.038      8.038      8.038      8.037
            99-29         8.036      8.036      8.036      8.035      8.035
           99-29+         8.034      8.034      8.033      8.032      8.032

            99-30         8.032      8.031      8.031      8.030      8.029
           99-30+         8.030      8.029      8.028      8.027      8.026
            99-31         8.028      8.027      8.026      8.025      8.023
           99-31+         8.026      8.025      8.023      8.022      8.020

           100-00         8.024      8.022      8.021      8.019      8.018
          100-00+         8.021      8.020      8.019      8.017      8.015
           100-01         8.019      8.018      8.016      8.014      8.012
          100-01+         8.017      8.016      8.014      8.012      8.009

           100-02         8.015      8.013      8.011      8.009      8.006
          100-02+         8.013      8.011      8.009      8.006      8.003
           100-03         8.011      8.009      8.006      8.004      8.001


Avg Life                  11.86      10.66       9.62       8.65       7.77
First Pay                Feb-09     Feb-08     Apr-07     Jun-06    Sept-05
Last Pay                 Feb-16    Sept-14     Oct-13     Nov-12     Jan-12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)
-------------------------------------------------------------------------------


DATED DATE: 08/01/00
CURRENT COUPON: TBD                            VMF 00-C
FIRST PAYMENT: 09/07/14
ORIGINAL BALANCE: $11,889,000.00      BOND A-5 YIELD TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200
           PRICING SPEED
            FIXED           150        175        200         225       250
              ARM           175        225        250         275       300


            99-24         8.303      8.304      8.304       8.305     8.306
           99-24+         8.301      8.302      8.302       8.303     8.303
            99-25         8.299      8.300      8.300       8.301     8.301
           99-25+         8.298      8.298      8.298       8.299     8.299

            99-26         8.296      8.296      8.296       8.297     8.297
           99-26+         8.294      8.294      8.294       8.294     8.295
            99-27         8.292      8.292      8.292       8.292     8.292
           99-27+         8.290      8.290      8.290       8.290     8.290

            99-28         8.288      8.288      8.288       8.288     8.288
           99-28+         8.286      8.286      8.286       8.286     8.286
            99-29         8.285      8.284      8.284       8.284     8.284
           99-29+         8.283      8.282      8.282       8.282     8.282

            99-30         8.281      8.280      8.280       8.280     8.279
           99-30+         8.279      8.279      8.278       8.278     8.277
            99-31         8.277      8.277      8.276       8.276     8.275
           99-31+         8.275      8.275      8.274       8.273     8.273

           100-00         8.274      8.273      8.272       8.271     8.271
          100-00+         8.272      8.271      8.270       8.269     8.268
           100-01         8.270      8.269      8.268       8.267     8.266
          100-01+         8.268      8.267      8.266       8.265     8.264

           100-02         8.266      8.265      8.264       8.263     8.262
          100-02+         8.264      8.263      8.262       8.261     8.260
           100-03         8.263      8.261      8.260       8.259     8.257


Avg Life                  15.44      14.02      13.11       12.19     11.36
First Pay                Feb-16    Sept-14     Oct-13      Nov-12    Jan-12
Last Pay                 Feb-16    Sept-14     Oct-13      Nov-12    Jan-12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)

-------------------------------------------------------------------------------


DATED DATE: 08/01/00
CURRENT COUPON: TBD                            VMF 00-C
FIRST PAYMENT: 09/07/05
ORIGINAL BALANCE: $10,581,000.00      BOND M-1 YIELD TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200
           PRICING SPEED
            FIXED           150        175        200        225        250
              ARM           175        225        250        275        300


            99-24         8.710      8.711      8.711      8.712      8.712
           99-24+         8.708      8.708      8.709      8.709      8.709
            99-25         8.705      8.706      8.706      8.706      8.707
           99-25+         8.703      8.703      8.703      8.704      8.704

            99-26         8.700      8.701      8.701      8.701      8.701
           99-26+         8.698      8.698      8.698      8.698      8.698
            99-27         8.695      8.696      8.696      8.696      8.696
           99-27+         8.693      8.693      8.693      8.693      8.693

            99-28         8.691      8.691      8.690      8.690      8.690
           99-28+         8.688      8.688      8.688      8.688      8.688
            99-29         8.686      8.685      8.685      8.685      8.685
           99-29+         8.683      8.683      8.683      8.682      8.682

            99-30         8.681      8.680      8.680      8.680      8.679
           99-30+         8.678      8.678      8.677      8.677      8.677
            99-31         8.676      8.675      8.675      8.674      8.674
           99-31+         8.673      8.673      8.672      8.672      8.671

           100-00         8.671      8.670      8.670      8.669      8.668
          100-00+         8.669      8.668      8.667      8.666      8.666
           100-01         8.666      8.665      8.665      8.664      8.663
          100-01+         8.664      8.663      8.662      8.661      8.660

           100-02         8.661      8.660      8.659      8.658      8.658
          100-02+         8.659      8.658      8.657      8.656      8.655
           100-03         8.656      8.655      8.654      8.653      8.652


Avg Life                  10.27       9.71       9.28       8.87       8.50
First Pay               Sept-05    Sept-05    Sept-05    Sept-05    Sept-05
Last Pay                 Feb-16    Sept-14     Oct-13     Nov-12     Jan-12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)

-------------------------------------------------------------------------------

DATED DATE: 08/01/00
CURRENT COUPON: TBD                            VMF 00-C
FIRST PAYMENT: 09/07/05
ORIGINAL BALANCE: $10,581,000.00      BOND B-1 YIELD TABLE
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200
           PRICING SPEED
            FIXED           150        175        200        225        250
              ARM           175        225        250        275        300

            96-08         9.946      9.960      9.973      9.983      9.993
           96-08+         9.943      9.957      9.969      9.980      9.989
            96-09         9.939      9.953      9.965      9.976      9.986
           96-09+         9.936      9.950      9.962      9.973      9.982

            96-10         9.932      9.946      9.958      9.969      9.978
           96-10+         9.929      9.943      9.955      9.965      9.975
            96-11         9.926      9.939      9.951      9.962      9.971
           96-11+         9.922      9.936      9.948      9.958      9.967

            96-12         9.919      9.932      9.944      9.954      9.964
           96-12+         9.915      9.929      9.940      9.951      9.960
            96-13         9.912      9.925      9.937      9.947      9.956
           96-13+         9.908      9.922      9.933      9.944      9.953

            96-14         9.905      9.918      9.930      9.940      9.949
           96-14+         9.901      9.915      9.926      9.936      9.946
            96-15         9.898      9.911      9.923      9.933      9.942
           96-15+         9.895      9.908      9.919      9.929      9.938

            96-16         9.891      9.904      9.916      9.926      9.935
           96-16+         9.888      9.901      9.912      9.922      9.931
            96-17         9.884      9.897      9.908      9.918      9.927
           96-17+         9.881      9.894      9.905      9.915      9.924

            96-18         9.877      9.890      9.901      9.911      9.920
           96-18+         9.874      9.887      9.898      9.908      9.916
            96-19         9.870      9.883      9.894      9.904      9.913


First Payment              6.59       6.42       6.29       6.17       6.07
Average Life            Sept-05    Sept-05    Sept-05    Sept-05    Sept-05
Last Payment             Jan-09    Sept-08     Jun-08     Mar-08     Dec-07

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000C $264,521,059 (approximate)
-------------------------------------------------------------------------------

DATED DATE: 08/01/00
CURRENT COUPON: TBD                            VMF 00-C
FIRST PAYMENT: 06/07/08
ORIGINAL BALANCE: $17,194,410.00      BOND B-2 Yield Table
YIELD TABLE DATE: 08/11/00
                            ASSUMED CONSTANT LIBOR-1M 6.6200
           PRICING SPEED
            FIXED           150        175        200       225        250
              ARM           175        225        250       275        300

            93-24        10.064     10.095     10.123    10.152     10.182
           93-24+        10.062     10.093     10.120    10.149     10.179
            93-25        10.060     10.091     10.118    10.147     10.177
           93-25+        10.057     10.088     10.115    10.144     10.174

            93-26        10.055     10.086     10.113    10.142     10.171
           93-26+        10.052     10.083     10.110    10.139     10.168
            93-27        10.050     10.081     10.108    10.136     10.166
           93-27+        10.048     10.078     10.105    10.134     10.163

            93-28        10.045     10.076     10.103    10.131     10.160
           93-28+        10.043     10.073     10.100    10.128     10.158
            93-29        10.041     10.071     10.097    10.126     10.155
           93-29+        10.038     10.068     10.095    10.123     10.152

            93-30        10.036     10.066     10.092    10.121     10.150
           93-30+        10.033     10.063     10.090    10.118     10.147
            93-31        10.031     10.061     10.087    10.115     10.144
           93-31+        10.029     10.058     10.085    10.113     10.141

            94-00        10.026     10.056     10.082    10.110     10.139
           94-00+        10.024     10.053     10.080    10.108     10.136
            94-01        10.021     10.051     10.077    10.105     10.133
           94-01+        10.019     10.048     10.075    10.102     10.131

            94-02        10.017     10.046     10.072    10.100     10.128
           94-02+        10.014     10.044     10.069    10.097     10.125
           94-03+        10.012     10.041     10.067    10.094     10.123


Average Life              12.55      11.73      11.12     10.53       9.99
First Payment            Jan-09    Sept-08     Jun-08    Mar-08     Dec-07
Last Payment             Feb-16    Sept-14     Oct-13    Nov-12     Jan-12

Fixed Rate Collateral   $233,643,403.83

Cut Off Date of Tape:  7/25/00

-----------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,995

Aggregate Unpaid Principal Balance:               $233,643,403.83
Aggregate Original Principal Balance:             $235,619,867.95

Weighted Average Gross Coupon:                            11.223%
Gross Coupon Range:                             7.990% -  18.250%
-----------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $38,973.04
Average Original Principal Balance:                    $39,302.73

Maximum Unpaid Principal Balance:                     $255,387.32
Minimum Unpaid Principal Balance:                       $4,624.50

Maximum Original Principal Balance:                   $256,500.00
Minimum Original Principal Balance:                     $4,624.50

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         243.746
Stated Rem Term Range:                          34.000 -  360.000

Weighted Average Age :                                      3.848
Age Range:                                       0.000 -  118.000

Weighted Average Original Term:                           247.594
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             84.774
Original LTV Range:                            14.090% - 100.000%

--------------------------------------------------------------------


Greatest Zip Code Concentration
ZIP   37876   22 Loans      0.37       $868,760.93



New                        74.13      $173,210,548
Used                       25.87       $60,432,856


Multi-section              48.83      $114,082,528
Single-section             51.17      $119,560,875


Not Parked                 62.32      $145,600,033
Parked                     25.67       $59,979,556
Site Built                 12.01       $28,063,815

Geographical Distribution of Manufactured Homes as of Origination
 -  Fixed Rate Contracts
--------------------------------------------------------------------------------
                   CONTRACTS AS   UNPAID PRINCIPAL       % OF CUT-OFF DATE
                    OF CUT-OFF      BALANCE AS OF       AGGREGATE PRINCIPAL
STATE                  DATE         CUT-OFF DATE              BALANCE
--------------------------------------------------------------------------------

Alabama                163           5,661,666                     2.42
Alaska                   1             150,230                     0.06
Arizona                 95           3,884,245                     1.66
Arkansas                94           4,303,996                     1.84
California              19           1,463,999                     0.63
Colorado                77           2,921,420                     1.25
Delaware                17             768,265                     0.33
Florida                333          15,207,095                     6.51
Georgia                131           4,821,588                     2.06
Idaho                    4             155,700                     0.07
Illinois                40           1,268,180                     0.54
Indiana                 57           1,875,860                     0.80
Iowa                    27             898,032                     0.38
Kansas                  17             579,710                     0.25
Kentucky               340          12,286,882                     5.26
Louisiana              162           6,239,490                     2.67
Maine                    5             353,485                     0.15
Maryland                21             996,414                     0.43
Massachusetts            5             292,869                     0.13
Michigan                98           2,670,294                     1.14
Minnesota               28             821,511                     0.35
Mississippi            105           3,781,653                     1.62
Missouri                73           2,698,085                     1.15
Montana                 15             498,021                     0.21
Nebraska                 8             233,376                     0.10
Nevada                   4             442,802                     0.19
New Hampshire            1             111,723                     0.05
New Jersey              10             801,574                     0.34
New Mexico              65           2,435,413                     1.04
New York                81           5,044,721                     2.16
North Carolina         855          36,389,254                    15.57
North Dakota            13             323,952                     0.14
Ohio                    88           3,173,114                     1.36
Oklahoma                46           1,616,310                     0.69
Oregon                   9             327,387                     0.14
Pennsylvania            21           1,366,746                     0.58
South Carolina         467          17,223,578                     7.37
South Dakota             3              83,464                     0.04
Tennessee              923          35,104,887                    15.02
Texas                1,061          38,058,285                    16.29
Utah                     3             114,213                     0.05
Vermont                  1              30,563                     0.01
Virginia               325          12,924,336                     5.53
Washington               7             343,431                     0.15
Washington DC            1              78,724                     0.03
West Virginia           30           1,087,621                     0.47
Wisconsin               25             835,880                     0.36
Wyoming                 21             893,361                     0.38
-----------------------------------------------------------------------------

TOTAL                 5,995        233,643,404                   100.00

------------------------------------------------------------------------------


Years of Origination of Contracts - Fixed Rate Contracts

                                   Aggregate Principal       Pct.
 Contract  Number of Contracts     Balance Outstanding         of
 Date       As of Cut-off Date      As of Cut-off Date      Total
 --------  -------------------  ----------------------  ---------
 1990                        3                  42,219        .02
 1991                       88               1,237,166        .53
 1992                       12                 206,407        .09
 1993                        2                  34,204        .01
 1995                        8                 202,478        .09
 1996                      117               4,134,715       1.77
 1997                       37               1,438,129        .62
 1998                       55               2,970,051       1.27
 1999                      329              23,426,122      10.03
 2000                    5,344             199,951,912      85.58
 -----------------------------------------------------------------
 TOTAL                   5,995             233,643,404     100.00
 =================================================================


Distribution of Original Amounts - Fixed Rate Contracts

                                                    Aggregate Principal    Pct.
 Range of                      Number of Contracts  Balance Outstanding      of
 Original Principal Balance     As of Cut-off Date   As of Cut-off Date   Total
 --------------------------    -------------------  -------------------   -----
 $       0.00 - $   5,000.00                     1                4,625     .00
 $   5,000.01 - $  10,000.00                   119              974,703     .42
 $  10,000.01 - $  15,000.00                   307            3,865,058    1.65
 $  15,000.01 - $  20,000.00                   530            9,034,264    3.87
 $  20,000.01 - $  25,000.00                   624           13,703,765    5.87
 $  25,000.01 - $  30,000.00                   806           22,018,505    9.42
 $  30,000.01 - $  35,000.00                   808           26,097,070   11.17
 $  35,000.01 - $  40,000.00                   573           21,207,011    9.08
 $  40,000.01 - $  45,000.00                   385           16,189,559    6.93
 $  45,000.01 - $  50,000.00                   347           16,409,323    7.02
 $  50,000.01 - $  55,000.00                   312           16,335,734    6.99
 $  55,000.01 - $  60,000.00                   313           17,964,396    7.69
 $  60,000.01 - $  65,000.00                   245           15,246,189    6.53
 $  65,000.01 - $  70,000.00                   148            9,936,453    4.25
 $  70,000.01 - $  75,000.00                   122            8,816,882    3.77
 $  75,000.01 - $  80,000.00                    87            6,708,776    2.87
 $  80,000.01 - $  85,000.00                    59            4,877,315    2.09
 $  85,000.01 - $  90,000.00                    38            3,300,842    1.41
 $  90,000.01 - $  95,000.00                    33            3,027,171    1.30
 $  95,000.01 - $ 100,000.00                    19            1,844,891     .79
 $ 100,000.01 - $ 105,000.00                    21            2,146,464     .92
 $ 105,000.01 - $ 110,000.00                    20            2,144,298     .92
 $ 110,000.01 - $ 115,000.00                     8              889,955     .38
 $ 115,000.01 - $ 120,000.00                    10            1,163,457     .50
 $ 120,000.01 - $ 125,000.00                     6              726,312     .31
 $ 125,000.01 - $ 130,000.00                    10            1,270,825     .54
 $ 130,000.01 - $ 135,000.00                     8            1,058,880     .45
 $ 135,000.01 - $ 140,000.00                     3              396,870     .17
 $ 140,000.01 - $ 145,000.00                     3              424,584     .18
 $ 150,000.01 - $ 155,000.00                     4              586,877     .25
 $ 155,000.01 - $ 160,000.00                     2              261,896     .11
 $ 165,000.01 - $ 170,000.00                     1              165,080     .07
 $ 170,000.01 or greater                        23            4,845,373    2.07
 ------------------------------------------------------------------------------
 TOTAL                                       5,995          233,643,404  100.00
 ==============================================================================

Distribution of Original Loan-to-Value Ratios - Fixed Rate Contracts

                                                 Aggregate Principal        Pct.
 Range of                Number of Contracts     Balance Outstanding         of
 Loan To Values           As of Cut-off Date      As of Cut-off Date      Total
 --------------          -------------------  ----------------------  ---------
   Less than 61.000%                     265               6,699,869       2.87
  61.000% -  65.999%                     186               6,057,562       2.59
  66.000% -  70.999%                     241               8,594,497       3.68
  71.000% -  75.999%                     398              15,876,934       6.80
  76.000% -  80.999%                     646              26,679,438      11.42
  81.000% -  85.999%                     933              38,528,825      16.49
  86.000% -  90.999%                   2,112              87,128,373      37.29
  91.000% - 100.000%                   1,214              44,077,907      18.87
 ------------------------------------------------------------------------------
 TOTAL                                 5,995             233,643,404     100.00
 ==============================================================================

Cut-off Date Contract Rate - Fixed Rate Contracts

                                                Aggregate Principal        Pct.
 Range of Contracts by  Number of Contracts     Balance Outstanding         of
 Contract Rate           As of Cut-off Date      As of Cut-off Date      Total
 ---------------------  -------------------  ----------------------  ---------
   0.000% -  8.000%                       8                 610,453        .26
   8.001% -  9.000%                      72               5,537,638       2.37
   9.001% - 10.000%                   1,361              79,828,217      34.17
  10.001% - 11.000%                   1,579              62,666,938      26.82
  11.001% - 12.000%                     587              21,331,903       9.13
  12.001% - 13.000%                     842              25,430,626      10.88
  13.001% - 14.000%                     912              23,753,392      10.17
  14.001% - 15.000%                     427              10,252,586       4.39
  15.001% - 16.000%                     183               3,749,209       1.60
  16.001% - 17.000%                      22                 449,396        .19
  17.001% - 18.000%                       1                  19,887        .01
  18.001% - 19.000%                       1                  13,159        .01
 -----------------------------------------------------------------------------
 TOTAL                                5,995             233,643,404     100.00
 =============================================================================


Remaining Months to Maturity - Fixed Rate Contracts

                                                Aggregate Principal       Pct.
 Months Remaining       Number of Contracts     Balance Outstanding         of
 As of Cut-off Date      As of Cut-off Date      As of Cut-off Date      Total
 ------------------     -------------------  ----------------------  ---------
     1 -  72                            243               3,068,643       1.31
    73 -  84                            246               3,891,835       1.67
    85 - 120                            506              10,374,417       4.44
   121 - 156                            528              13,632,920       5.83
   157 - 180                          1,031              31,006,323      13.27
   181 - 240                          1,887              76,490,791      32.74
   241 - 300                            731              39,577,082      16.94
   301 - 360                            823              55,601,392      23.80
 -----------------------------------------------------------------------------
 TOTAL                                5,995             233,643,404     100.00
 =============================================================================

Distribution of Model Years - Fixed Rate Contracts

                                 Aggregate Principal       Pct.
 Home    Number of Contracts     Balance Outstanding         of
 Year     As of Cut-off Date       s of Cut-off Date      Total
 ------  -------------------  ----------------------  ---------
  N/A                      1                  47,300        .02
 1967                      1                   9,612        .00
 1968                      2                  33,420        .01
 1970                      5                  56,211        .02
 1971                      4                  41,601        .02
 1972                      6                 133,461        .06
 1973                     12                 243,138        .10
 1974                      6                  73,489        .03
 1975                      9                 116,292        .05
 1976                      6                  65,136        .03
 1977                     10                 132,395        .06
 1978                     10                 160,237        .07
 1979                     17                 341,503        .15
 1980                     26                 630,294        .27
 1981                     16                 254,967        .11
 1982                     24                 343,302        .15
 1983                     33                 540,404        .23
 1984                     53                 807,628        .35
 1985                     63               1,049,077        .45
 1986                     51                 831,756        .36
 1987                     56                 979,130        .42
 1988                     68               1,139,863        .49
 1989                     70               1,270,533        .54
 1990                     66               1,310,741        .56
 1991                    134               2,417,720       1.03
 1992                    128               2,499,735       1.07
 1993                    126               3,233,342       1.38
 1994                    155               3,863,175       1.65
 1995                    259               7,190,400       3.08
 1996                    389              12,368,448       5.29
 1997                    402              13,775,777       5.90
 1998                    315              12,157,613       5.20
 1999                    776              44,821,895      19.18
 2000                  2,343             104,196,349      44.60
 2001                    353              16,507,461       7.07
 --------------------------------------------------------------
 TOTAL                 5,995             233,643,404     100.00
 ==============================================================

Adjustable Rate Collateral $30,877,654.71

Cut Off Date of Tape:  7/25/00

-------------------------------------------------------------------------------

Number of Mortgage Loans:                                     649

Index:                                               5 Yr. T-Bill

Aggregate Unpaid Principal Balance:                $30,877,654.71
Aggregate Original Principal Balance:              $31,175,185.87
-------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.611%
Gross Coupon Range:                             7.990% -  15.490%
-------------------------------------------------------------------------------

Weighted Average Margin (Gross):                           6.226%
Gross Margin Range:                              3.020% -  7.730%

Weighted Average Life Cap (Gross):                        15.323%
Gross Life Cap Range:                          12.740% -  21.490%

Weighted Average Life Floor (Gross):                       3.629%
Gross Life Floor Range:                          0.990% -  9.490%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $47,577.28
Average Original Principal Balance:                    $48,035.73

Maximum Unpaid Principal Balance:                     $139,739.50
Minimum Unpaid Principal Balance:                       $8,156.70

Maximum Original Principal Balance:                   $141,750.00
Minimum Original Principal Balance:                    $10,048.50

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         265.225
Stated Rem Term Range:                          58.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            2.669
Age Range:                                       0.000 -  113.000

Weighted Average Original Term:                           267.893
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             85.300
Original LTV Range:                              3.920% - 98.876%

Weighted Average Periodic Interest Cap:                    1.486%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.763
Months to Interest Roll Range:                             1 - 14

Weighted Average Interest Roll Frequency:                  11.987
Interest Frequency Range:                                6 -   12
---------------------------------------------------------------------

Greatest Zip Code Concentration
ZIP  27320  8 Loans    1.54     $474,410.58

New                    98.52     $30,419,839
Used                    1.48        $457,816

Multi-section          66.93     $20,667,901
Single-section         33.07     $10,209,753

Not Parked             74.25     $22,925,236
Parked                 25.75      $7,952,419

Geographical Distribution of Manufactured Homes as of Origination
-  Adjustable Rate Contracts
-------------------------------------------------------------------------------
                                     UNPAID PRINCIPAL       % OF CUT-OFF DATE
                  CONTRACTS AS OF     BALANCE AS OF        AGGREGATE PRINCIPAL
STATE              CUT-OFF DATE        CUT-OFF DATE               BALANCE
-------------------------------------------------------------------------------
Alabama                  3               $ 150,379                   0.49
Arizona                  7                 321,207                   1.04
Arkansas                 5                 264,487                   0.86
Colorado                 5                 233,169                   0.76
Delaware                 3                 123,345                   0.40
Florida                 23                 995,183                   3.22
Georgia                 16                 667,181                   2.16
Indiana                  6                 328,399                   1.06
Kentucky                26               1,069,256                   3.46
Louisiana               13                 587,396                   1.90
Maryland                 2                  95,202                   0.31
Mississippi              1                  56,880                   0.18
Missouri                 8                 319,027                   1.03
New Jersey               1                  51,414                   0.17
New Mexico               5                 211,222                   0.68
New York                 2                 130,714                   0.42
North Carolina         169               8,959,276                  29.02
Ohio                     6                 234,325                   0.76
Oklahoma                12                 516,715                   1.67
Pennsylvania             2                  87,357                   0.28
South Carolina          59               3,179,602                  10.30
Tennessee              101               4,922,312                  15.94
Texas                  124               4,928,120                  15.96
Virginia                46               2,277,210                   7.37
Washington               1                  66,570                   0.22
West Virginia            3                 101,706                   0.33
                         -                 -------                   ----
-------------------------------------------------------------------------------

TOTAL                  649              30,877,655                 100.00

-------------------------------------------------------------------------------



Years of Origination of Contracts - Adjustable Rate Contracts

                                   Aggregate Principal       Pct.
 Contract  Number of Contracts     Balance Outstanding         of
 Date       As of Cut-off Date      As of Cut-off Date      Total
 --------  -------------------  ----------------------  ---------
 1991                        6                  68,727        .22
 1997                        2                  57,158        .19
 1998                       11                 551,636       1.79
 1999                       28               1,741,882       5.64
 2000                      602              28,458,251      92.16
 ----------------------------------------------------------------
 TOTAL                     649              30,877,655     100.00
 ================================================================

Distribution of Original Amounts - Adjustable Rate Contracts

                                                   Aggregate Principal    Pct.
 Range of                     Number of Contracts  Balance Outstanding      of
 Original Principal Balance    As of Cut-off Date   As of Cut-off Date   Total
 --------------------------   -------------------  -------------------   -----
 $  10,000.01 - $  15,000.00                    5               56,442     .18
 $  15,000.01 - $  20,000.00                    7              100,290     .32
 $  20,000.01 - $  25,000.00                   18              403,397    1.31
 $  25,000.01 - $  30,000.00                   56            1,547,054    5.01
 $  30,000.01 - $  35,000.00                  110            3,546,100   11.48
 $  35,000.01 - $  40,000.00                   78            2,883,036    9.34
 $  40,000.01 - $  45,000.00                   42            1,722,362    5.58
 $  45,000.01 - $  50,000.00                   44            2,098,225    6.80
 $  50,000.01 - $  55,000.00                   57            2,965,929    9.61
 $  55,000.01 - $  60,000.00                   71            4,059,347   13.15
 $  60,000.01 - $  65,000.00                   44            2,744,393    8.89
 $  65,000.01 - $  70,000.00                   49            3,227,513   10.45
 $  70,000.01 - $  75,000.00                   22            1,583,959    5.13
 $  75,000.01 - $  80,000.00                   20            1,542,188    4.99
 $  80,000.01 - $  85,000.00                   10              817,306    2.65
 $  85,000.01 - $  90,000.00                    6              524,240    1.70
 $  90,000.01 - $  95,000.00                    1               93,790     .30
 $  95,000.01 - $ 100,000.00                    4              388,953    1.26
 $ 100,000.01 - $ 105,000.00                    2              207,864     .67
 $ 105,000.01 - $ 110,000.00                    1              107,623     .35
 $ 115,000.01 - $ 120,000.00                    1              117,904     .38
 $ 140,000.01 - $ 145,000.00                    1              139,740     .45
 -----------------------------------------------------------------------------
 TOTAL                                        649           30,877,655  100.00
 =============================================================================


Distribution of Original Loan-to-Value Ratios - Adjustable Rate Contracts

                                                  Aggregate Principal       Pct.
 Range of                 Number of Contracts     Balance Outstanding         of
 Loan To Values            As of Cut-off Date      As of Cut-off Date      Total
 --------------           -------------------  ----------------------  ---------
   Less than 61.000%                       13                 435,349       1.41
  61.000% -  65.999%                       17                 727,421       2.36
  66.000% -  70.999%                       26               1,164,096       3.77
  71.000% -  75.999%                       27               1,359,654       4.40
  76.000% -  80.999%                       58               2,973,244       9.63
  81.000% -  85.999%                       94               4,885,467      15.82
  86.000% -  90.999%                      330              15,802,303      51.18
  91.000% - 100.000%                       84               3,530,119      11.43
 -------------------------------------------------------------------------------
 TOTAL                                    649              30,877,655     100.00
 ===============================================================================

Cut-off Date Contract Rate - Adjustable Rate Contracts

                                                Aggregate Principal       Pct.
 Range of Contracts by  Number of Contracts     Balance Outstanding         of
 Contract Rate           As of Cut-off Date      As of Cut-off Date      Total
 ---------------------  -------------------  ----------------------  ---------
   0.000% -  8.000%                       6                 556,448       1.80
   8.001% -  9.000%                     275              16,528,180      53.53
   9.001% - 10.000%                     268               9,989,517      32.35
  10.001% - 11.000%                      27                 992,352       3.21
  11.001% - 12.000%                      21                 979,430       3.17
  12.001% - 13.000%                      36               1,306,408       4.23
  13.001% - 14.000%                      10                 366,044       1.19
  14.001% - 15.000%                       5                 111,973        .36
  15.001% - 16.000%                       1                  47,301        .15
 -----------------------------------------------------------------------------
 TOTAL                                  649              30,877,655     100.00
 =============================================================================





Remaining Months to Maturity - Adjustable Rate Contracts

                                                Aggregate Principal    Pct.
 Months Remaining          Number of Contracts  Balance Outstanding      of
 As of Cut-off Date         As of Cut-off Date   As of Cut-off Date   Total
 ------------------        -------------------  -------------------   -----
     1 -  72                                 7              121,473     .39
    73 -  84                                 4               77,472     .25
    85 - 120                                 8              231,676     .75
   121 - 156                                14              452,886    1.47
   157 - 180                                59            1,998,678    6.47
   181 - 240                               282           11,117,023   36.00
   241 - 300                               176           10,238,312   33.16
   301 - 360                                99            6,640,134   21.50
 --------------------------------------------------------------------------
 TOTAL                                     649           30,877,655  100.00
 ==========================================================================

Distribution of Lifetime Cap - Adjustable Rate Contracts

                                             Aggregate Principal       Pct.
 Range of            Number of Contracts     Balance Outstanding         of
 Lifetime Caps        As of Cut-off Date      As of Cut-off Date      Total
 -------------       -------------------  ----------------------  ---------
  12.501% - 13.000%                    6                 552,753       1.79
  13.001% - 13.500%                   17               1,133,618       3.67
  13.501% - 14.000%                   61               3,296,385      10.68
  14.001% - 14.500%                    1                  44,977        .15
  14.501% - 15.000%                  279              14,932,275      48.36
  15.001% - 15.500%                   28               1,650,878       5.35
  15.501% - 16.000%                  163               5,695,563      18.45
  16.001% - 16.500%                   18                 644,596       2.09
  16.501% - 17.000%                    6                 217,452        .70
  17.001% - 17.500%                   13                 500,816       1.62
  17.501% - 18.000%                   17                 772,283       2.50
  18.001% - 18.500%                   12                 529,783       1.72
  18.501% - 19.000%                   10                 404,250       1.31
  19.001% - 19.500%                    6                 203,268        .66
  19.501% - 20.000%                    8                 182,177        .59
  20.001% - 20.500%                    2                  40,609        .13
  20.501% - 21.000%                    1                  28,667        .09
  21.001% - 21.500%                    1                  47,301        .15
 --------------------------------------------------------------------------
 TOTAL                               649              30,877,655     100.00
 ==========================================================================






Distribution of Gross Margin - Adjustable Rate Contracts

                                             Aggregate Principal       Pct.
 Range of            Number of Contracts     Balance Outstanding         of
 Gross Margin         As of Cut-off Date      As of Cut-off Date      Total
 ------------        -------------------  ----------------------  ---------
   3.001% -  3.500%                    1                 107,623        .35
   4.001% -  4.500%                    1                  75,076        .24
   4.501% -  5.000%                   11                 734,976       2.38
   5.001% -  5.500%                   22               1,296,600       4.20
   5.501% -  6.000%                    9                 380,923       1.23
   6.001% -  6.500%                  430              20,217,562      65.48
   6.501% -  7.000%                  169               7,996,167      25.90
   7.001% -  7.500%                    1                  12,970        .04
   7.501% -  8.000%                    5                  55,757        .18
 --------------------------------------------------------------------------
 TOTAL                               649              30,877,655     100.00
 ==========================================================================

Next Interest Roll Date - Adjustable Rate Contracts

 Month
 Year of                                Current    Pct.
 Next                               Outstanding      of
 Adjustment              Count          Balance   Total
 ----------              -----      -----------   -----
 August 2000                 2           28,289     .09
 September 2000              4           47,183     .15
 October 2000                1           12,970     .04
 January 2001                1           19,153     .06
 February 2001               2          132,025     .43
 March 2001                  8          459,469    1.49
 April 2001                 28        1,471,600    4.77
 May 2001                  233       10,571,552   34.24
 June 2001                 223       10,576,557   34.25
 July 2001                 124        6,319,204   20.47
 August 2001                20        1,039,472    3.37
 September 2001              3          200,180     .65
 ------------------------------------------------------
 TOTAL                     649       30,877,655  100.00
 ======================================================


Distribution of Periodic Cap - Adjustable Rate Contracts

                                   Aggregate Principal       Pct.
 Periodic  Number of Contracts     Balance Outstanding         of
 Cap        As of Cut-off Date      As of Cut-off Date      Total
 --------  -------------------  ----------------------  ---------
     1.00                  338              15,881,257      51.43
     2.00                  311              14,996,398      48.57
 ----------------------------------------------------------------
 TOTAL                     649              30,877,655     100.00
 ================================================================


Index Code - Adjustable Rate Contracts

                                             Aggregate Principal       Pct.
                     Number of Contracts     Balance Outstanding         of
 BENCHMARK            As of Cut-off Date      As of Cut-off Date      Total
 ---------           -------------------  ----------------------  ---------
 5 YR T BILL                         649              30,877,655     100.00
 --------------------------------------------------------------------------
 TOTAL                               649              30,877,655     100.00
 ==========================================================================

Distribution of Model Years - Adjustable Rate Contracts

                                 Aggregate Principal        Pct.
 Model   Number of Contracts     Balance Outstanding         of
 Year     As of Cut-off Date      As of Cut-off Date       Total
 ------  -------------------  ----------------------  ---------
 1981                      1                  13,475        .04
 1982                      1                  13,209        .04
 1984                      1                  11,309        .04
 1990                      1                   9,701        .03
 1991                      6                  74,037        .24
 1994                      1                  43,097        .14
 1996                      1                  21,138        .07
 1997                      7                 234,919        .76
 1998                     14                 655,645       2.12
 1999                     50               2,750,531       8.91
 2000                    544              25,879,844      83.81
 2001                     22               1,170,752       3.79

 TOTAL                   649              30,877,655     100.00
 ==============================================================